FBR Securitization Trust 2005-4
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-4 Friedman Billings Ramsey	Stated Doc Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	7	2,279,121.96	0.38	5.456	689	77.16
5.501 - 6.000	82	25,126,375.06	4.24	5.912	694	78.48
6.001 - 6.500	302	87,697,229.41	14.81	6.371	686	78.92
6.501 - 7.000	643	172,261,101.99	29.10	6.829	666	80.19
7.001 - 7.500	450	101,819,798.54	17.20	7.296	646	80.30
7.501 - 8.000	355	75,619,757.12	12.77	7.781	619	81.74
8.001 - 8.500	159	29,491,912.48	4.98	8.307	598	84.21
8.501 - 9.000	150	23,439,614.26	3.96	8.802	603	86.04
9.001 - 9.500	147	13,619,909.72	2.30	9.321	649	92.79
9.501 - 10.000	552	33,908,491.79	5.73	9.848	671	97.36
10.001 - 10.500	171	11,126,796.40	1.88	10.382	656	98.92
10.501 - 11.000	221	12,425,157.07	2.10	10.881	644	99.73
11.001 - 11.500	65	3,030,535.92	0.51	11.176	628	98.37
11.501 - 12.000	3	183,755.27	0.03	11.600	610	93.48

Total:	3,307	592,029,556.99	100.00	7.476	654	82.70

Min: 5.380
Max: 11.600
Weighted Average: 7.476

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	438	14,425,721.37	2.44	10.215	671	98.95
50,000.01 - 100,000.00	820	60,190,965.11	10.17	9.459	665	94.02
100,000.01 - 150,000.00	428	52,660,958.95	8.89	7.989	651	83.39
150,000.01 - 200,000.00	331	58,287,534.84	9.85	7.411	642	79.43
200,000.01 - 250,000.00	334	75,240,234.54	12.71	7.155	649	80.65
250,000.01 - 300,000.00	323	88,148,306.27	14.89	7.033	650	80.43
300,000.01 - 350,000.00	252	81,661,804.59	13.79	7.032	650	81.01
350,000.01 - 400,000.00	173	65,022,939.17	10.98	6.980	659	81.81
400,000.01 - 450,000.00	110	46,783,608.63	7.90	6.831	671	80.00
450,000.01 - 500,000.00	61	28,892,813.74	4.88	7.041	648	80.99
500,000.01 - 550,000.00	18	9,485,465.39	1.60	7.032	673	82.11
550,000.01 - 600,000.00	14	8,013,500.55	1.35	7.176	640	81.65
600,000.01 - 650,000.00	4	2,535,703.84	0.43	7.417	622	74.28
650,000.01 - 700,000.00	1	680,000.00	0.11	6.500	706	80.00

Total:	3,307	592,029,556.99	100.00	7.476	654	82.70

Min: $12,381.21
Max: $680,000.00
Average: $179,023.15

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28 - 24 mo. IO	1,047	300,430,045.70	50.75	6.940	662	80.98
ARM 2/28	972	194,940,700.13	32.93	7.442	632	80.39
Balloon 30/15	1,109	66,485,303.13	11.23	10.078	677	99.83
Fixed 30 yr	93	14,634,684.25	2.47	7.526	650	74.96
ARM 3/27 - 36 mo. IO	26	6,940,794.32	1.17	6.761	676	78.99
ARM 3/27	17	3,503,294.68	0.59	7.198	631	79.73
Fixed 15 yr	34	2,613,733.96	0.44	8.196	673	77.21
Fixed 30 yr - 60 mo. IO	9	2,481,000.82	0.42	6.819	691	78.99

Total:	3,307	592,029,556.99	100.00	7.476	654	82.70

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-4 Friedman Billings Ramsey	Stated Doc Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable	2,062	505,814,834.83	85.44	7.133	651	80.72
Balloon	1,109	66,485,303.13	11.23	10.078	677	99.83
Fixed	136	19,729,419.03	3.33	7.526	658	75.76

Total:	3,307	592,029,556.99	100.00	7.476	654	82.70

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
MI Coverage	Loans	Balance	Balance	Coupon	Score	LTV

Covered	309	71,777,159.81	12.12	7.507	625	87.44
Not Covered	2,998	520,252,397.18	87.88	7.472	658	82.04

Total:	3,307	592,029,556.99	100.00	7.476	654	82.70

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

2	582	102,726,083.72	17.35	7.442	654	83.40
3	1,600	291,940,635.32	49.31	7.468	655	82.72
4	1,074	188,356,650.39	31.82	7.509	654	82.37
5	35	5,749,928.23	0.97	7.606	637	82.27
6	9	1,610,590.16	0.27	7.541	603	78.80
7	6	1,406,861.61	0.24	6.770	665	77.06
8	1	238,807.56	0.04	8.500	519	80.00

Total:	3,307	592,029,556.99	100.00	7.476	654	82.70

Min: 2
Max: 8
Weighted Average: 3

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	2,181	524,825,501.40	88.65	7.143	651	80.50
2	1,126	67,204,055.59	11.35	10.078	677	99.83

Total:	3,307	592,029,556.99	100.00	7.476	654	82.70

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-4 Friedman Billings Ramsey	Stated Doc Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

20.01 - 25.00	4	256,331.65	0.04	7.756	587	21.14
25.01 - 30.00	2	206,422.63	0.03	7.349	609	28.36
30.01 - 35.00	5	827,501.50	0.14	6.862	631	33.33
35.01 - 40.00	5	604,019.00	0.10	7.050	575	37.68
40.01 - 45.00	9	1,403,992.06	0.24	7.180	620	42.46
45.01 - 50.00	12	2,849,263.85	0.48	7.287	612	48.21
50.01 - 55.00	9	1,886,919.26	0.32	7.391	580	53.14
55.01 - 60.00	23	4,760,098.81	0.80	7.486	589	57.82
60.01 - 65.00	35	8,943,400.04	1.51	7.048	600	63.08
65.01 - 70.00	75	17,663,201.80	2.98	7.372	600	68.52
70.01 - 75.00	91	22,082,980.77	3.73	7.432	608	73.91
75.01 - 80.00	1,395	335,027,147.59	56.59	6.924	667	79.92
80.01 - 85.00	168	43,605,266.08	7.37	7.554	613	84.60
85.01 - 90.00	221	57,116,253.57	9.65	7.403	642	89.71
90.01 - 95.00	158	28,558,769.60	4.82	8.306	642	94.92
95.01 - 100.00	1,095	66,237,988.78	11.19	10.050	677	99.97

Total:	3,307	592,029,556.99	100.00	7.476	654	82.70

Min: 20.05
Max: 100.00
Weighted Average: 82.70

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

500 - 519	51	10,238,548.96	1.73	8.836	510	72.52
520 - 539	57	10,674,361.47	1.80	8.366	529	75.84
540 - 559	51	10,682,952.08	1.80	8.257	551	76.30
560 - 579	105	25,150,433.47	4.25	7.763	570	77.73
580 - 599	117	29,265,723.52	4.94	7.544	589	78.29
600 - 619	204	44,899,400.67	7.58	7.670	610	84.97
620 - 639	575	93,541,062.86	15.80	7.625	630	83.17
640 - 659	619	101,905,125.14	17.21	7.544	649	83.66
660 - 679	457	78,822,472.98	13.31	7.317	669	83.36
680 - 699	365	61,030,880.86	10.31	7.271	689	83.86
700 - 719	302	55,271,518.35	9.34	7.111	709	83.75
720 - 739	185	34,137,055.84	5.77	7.079	729	83.73
740 - 759	121	21,953,295.52	3.71	7.216	748	83.67
760 - 779	73	11,227,538.09	1.90	7.023	768	84.03
780 - 799	18	2,441,744.71	0.41	7.210	788	84.05
800 - 819	7	787,442.47	0.13	7.355	804	82.14

Total:	3,307	592,029,556.99	100.00	7.476	654	82.70

Min: 500
Max: 814
NZ Weighted Average: 654

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Purchase	2,416	384,855,588.68	65.01	7.500	671	84.39
Cashout Refinance	847	200,185,082.95	33.81	7.424	622	79.50
Rate/Term Refinance	44	6,988,885.36	1.18	7.702	630	81.31

Total:	3,307	592,029,556.99	100.00	7.476	654	82.70

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-4 Friedman Billings Ramsey	Stated Doc Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	2,477	453,779,046.39	76.65	7.469	652	82.57
PUD	378	60,071,670.93	10.15	7.609	655	83.14
Condo	356	57,087,197.38	9.64	7.426	665	83.62
Duplex	83	16,054,302.74	2.71	7.450	663	82.27
3-4 Family	13	5,037,339.55	0.85	7.261	659	80.07

Total:	3,307	592,029,556.99	100.00	7.476	654	82.70

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Stated	3,307	592,029,556.99	100.00	7.476	654	82.70

Total:	3,307	592,029,556.99	100.00	7.476	654	82.70

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	3,213	573,525,190.50	96.87	7.473	654	82.75
Non-Owner Occupied	71	13,357,608.04	2.26	7.703	660	79.06
Second Home	23	5,146,758.45	0.87	7.299	661	86.48

Total:	3,307	592,029,556.99	100.00	7.476	654	82.70

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

Arizona	115	14,454,803.45	2.44	7.523	662	84.75
California	1,733	388,561,419.25	65.63	7.334	656	82.12
Colorado	58	6,807,294.86	1.15	7.904	635	82.99
Connecticut	9	1,355,556.73	0.23	7.884	629	82.57
Florida	232	35,119,757.26	5.93	7.865	642	83.40
Hawaii	19	6,078,169.94	1.03	7.307	648	81.56
Illinois	439	62,822,992.11	10.61	7.740	655	84.21
Indiana	2	392,716.96	0.07	7.069	685	95.00
Kansas	9	1,538,045.03	0.26	7.932	646	80.13
Michigan	19	2,105,217.85	0.36	7.933	656	81.42
Minnesota	45	8,431,962.14	1.42	7.079	645	81.15
Missouri	49	5,999,753.03	1.01	7.774	650	85.09
Nevada	83	14,058,140.82	2.37	7.502	659	84.12
New Mexico	1	157,020.79	0.03	7.500	590	85.00
Oklahoma	22	1,900,132.72	0.32	8.069	603	80.14
Oregon	10	1,322,208.22	0.22	8.029	649	88.69
South Carolina	2	129,728.58	0.02	8.312	640	83.98
Tennessee	2	79,826.56	0.01	7.746	708	84.00
Texas	384	31,679,610.30	5.35	8.022	641	83.37
Utah	43	3,721,440.91	0.63	8.087	655	85.11
Washington	20	3,269,847.21	0.55	7.197	654	86.55
Wisconsin	11	2,043,912.27	0.35	7.916	661	88.69

Total:	3,307	592,029,556.99	100.00	7.476	654	82.70

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-4 Friedman Billings Ramsey	Stated Doc Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	708	103,294,072.19	17.45	7.873	653	84.27
12	135	30,390,526.15	5.13	7.589	659	82.96
24	2,299	433,555,473.69	73.23	7.386	653	82.64
36	165	24,789,484.96	4.19	7.259	665	76.86

Total:	3,307	592,029,556.99	100.00	7.476	654	82.70

Loans with Penalty: 82.55

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.501 - 2.000	1	112,224.48	0.02	8.500	608	90.00
3.001 - 3.500	1	307,445.01	0.06	7.650	566	80.00
3.501 - 4.000	76	12,496,630.52	2.47	7.166	667	80.29
4.001 - 4.500	34	6,245,619.23	1.23	7.178	665	81.39
4.501 - 5.000	14	4,894,061.59	0.97	6.917	653	80.79
5.001 - 5.500	2	540,360.00	0.11	7.074	625	80.00
5.501 - 6.000	1,743	432,955,725.54	85.60	7.076	657	81.27
6.001 - 6.500	107	27,649,913.74	5.47	7.479	602	77.11
6.501 - 7.000	69	16,844,002.50	3.33	7.806	582	75.56
7.001 - 7.500	15	3,768,852.22	0.75	8.134	574	66.30

Total:	2,062	505,814,834.83	100.00	7.133	651	80.72

Min: 2.000
Max: 7.125
Weighted Average (>0): 5.961

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

11.001 - 11.500	4	1,249,330.92	0.25	5.450	707	80.00
11.501 - 12.000	25	6,678,397.65	1.32	5.843	694	79.03
12.001 - 12.500	85	21,637,111.36	4.28	6.314	687	78.93
12.501 - 13.000	256	62,496,757.27	12.36	6.569	669	79.17
13.001 - 13.500	433	105,083,247.23	20.78	6.752	669	79.55
13.501 - 14.000	638	167,569,596.84	33.13	7.067	654	80.72
14.001 - 14.500	296	72,213,806.51	14.28	7.529	629	81.20
14.501 - 15.000	205	45,321,425.33	8.96	8.132	609	83.39
15.001 - 15.500	74	14,961,489.47	2.96	8.580	600	85.81
15.501 - 16.000	36	7,536,215.42	1.49	9.276	587	85.03
16.001 - 16.500	7	854,496.69	0.17	9.510	600	87.34
17.001 - 17.500	2	153,017.21	0.03	11.302	513	71.07
17.501 - 18.000	1	59,942.93	0.01	11.600	523	80.00

Total:	2,062	505,814,834.83	100.00	7.133	651	80.72

Min: 11.380
Max: 17.600
Weighted Average (>0): 13.740

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-4 Friedman Billings Ramsey	Stated Doc Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	7	2,279,121.96	0.45	5.456	689	77.16
5.501 - 6.000	82	25,126,375.06	4.97	5.912	694	78.48
6.001 - 6.500	285	83,129,238.20	16.43	6.373	686	79.33
6.501 - 7.000	626	169,079,381.39	33.43	6.830	666	80.35
7.001 - 7.500	430	98,023,625.68	19.38	7.295	645	80.42
7.501 - 8.000	332	72,609,859.08	14.36	7.779	619	82.10
8.001 - 8.500	138	26,874,436.33	5.31	8.303	593	84.03
8.501 - 9.000	99	19,063,110.45	3.77	8.790	585	84.29
9.001 - 9.500	36	5,430,743.32	1.07	9.209	570	84.21
9.501 - 10.000	21	3,723,666.53	0.74	9.772	542	79.42
10.001 - 10.500	3	262,316.69	0.05	10.199	537	77.15
11.001 - 11.500	2	153,017.21	0.03	11.302	513	71.07
11.501 - 12.000	1	59,942.93	0.01	11.600	523	80.00

Total:	2,062	505,814,834.83	100.00	7.133	651	80.72

Min: 5.380
Max: 11.600
Weighted Average (>0): 7.133

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	989	198,443,994.81	39.23	7.438	632	80.38
1.500	1,073	307,370,840.02	60.77	6.935	663	80.93

Total:	2,062	505,814,834.83	100.00	7.133	651	80.72

Min: 1.000
Max: 1.500
Weighted Average (>0): 1.304

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	2,062	505,814,834.83	100.00	7.133	651	80.72

Total:	2,062	505,814,834.83	100.00	7.133	651	80.72

Min: 1.000
Max: 1.000
Weighted Average (>0): 1.000

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-4 Friedman Billings Ramsey	Stated Doc Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Months to Next Adjustment	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

16	1	238,807.56	0.05	8.500	519	80.00
17	3	1,182,809.64	0.23	6.168	663	72.71
18	7	1,478,095.07	0.29	7.250	599	76.90
19	20	4,930,655.29	0.97	7.334	632	81.79
20	645	157,104,777.95	31.06	7.160	651	80.33
21	996	245,953,228.18	48.63	7.144	652	80.92
22	347	84,482,372.14	16.70	7.071	649	81.13
31	1	167,254.22	0.03	6.650	598	35.29
32	10	2,065,356.30	0.41	6.974	680	80.30
33	19	4,809,739.55	0.95	6.840	645	78.55
34	13	3,401,738.93	0.67	6.976	675	81.74

Total:	2,062	505,814,834.83	100.00	7.133	651	80.72

Min: 16
Max: 34
Weighted Average: 21

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.